EXHIBIT 12

                            MIDAMERICAN FUNDING, LLC
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                                 (In Thousands)
                                   (Unaudited)

                                                                                MIDAMERICAN FUNDING
                                                        ------------------------------------------------------------------------
                                                               TWELVE MONTHS ENDED                   TWELVE MONTHS ENDED
                                                                DECEMBER 31, 2001                     DECEMBER 31, 2000
                                                        ----------------------------------    ----------------------------------
                                                                       Supplemental (a)                      Supplemental (a)
                                                                     ---------------------                 ---------------------
                                                                      Adjust-       As                      Adjust-       As
                                                                        ment     Adjusted                    ment      Adjusted
                                                                     ---------   ---------                 ---------   ---------
Income from continuing operations ...................   $ 103,087    $      --   $ 103,087    $ 126,784    $      --   $ 126,784
                                                        ---------    ---------   ---------    ---------    ---------   ---------
Pre-tax (gain) loss of less than 50% owned persons ..        (665)          --        (665)      (1,424)          --      (1,424)
                                                        ---------    ---------   ---------    ---------    ---------   ---------
                                                          102,422           --     102,422      125,360           --     125,360
                                                        ---------    ---------   ---------    ---------    ---------   ---------

Add (Deduct):
Total income taxes ..................................      95,688           --      95,688      105,393           --     105,393
Interest on long-term debt ..........................     109,224        1,453     110,677      110,033        1,599     111,632
Other interest charges ..............................       6,417           --       6,417       10,244           --      10,244
Preferred stock dividends of subsidiary .............       4,544           --       4,544        4,955           --       4,955
Preferred stock dividends of subsidiary trust .......       7,980           --       7,980        7,980           --       7,980
Interest on leases ..................................         137           --         137          154           --         154
                                                        ---------    ---------   ---------    ---------    ---------   ---------
                                                          223,990        1,453     225,443      238,759        1,599     240,358
                                                        ---------    ---------   ---------    ---------    ---------   ---------

    EARNINGS AVAILABLE FOR FIXED CHARGES ............     326,412        1,453     327,865      364,119        1,599     365,718
                                                        ---------   ---------    ---------    ---------    ---------   ---------

Fixed Charges:
Interest on long-term debt ..........................     109,224        1,453     110,677      110,033        1,599     111,632
Other interest charges ..............................       6,417           --       6,417       10,244           --      10,244
Preferred stock dividends of subsidiary trust .......       7,980           --       7,980        7,980           --       7,980
Interest on leases ..................................         137           --         137          154           --         154
                                                        ---------    ---------   ---------   ----------   ----------   ---------
   Subtotal .........................................     123,758        1,453     125,211      128,411        1,599     130,010
                                                        ---------    ---------   ---------   ----------   ----------   ---------

Preferred stock dividends of subsidiary .............       4,544           --       4,544        4,955           --       4,955
Ratio of net income before income taxes to net income      1.8890           --      1.8890       1.8000           --      1.8000
                                                        ---------    ---------   ---------   ----------   ----------   ---------
Preferred stock dividend requirements
    before income taxes .............................       8,584           --       8,584        8,919           --       8,919
                                                        ---------    ---------   ---------    ---------    ---------   ---------
   FIXED CHARGES ....................................   $ 132,342    $   1,453   $ 133,795    $ 137,330    $   1,599   $ 138,929
                                                        ---------    ---------   ---------    ---------    ---------   ---------

RATIO OF EARNINGS TO FIXED CHARGES ..................         2.5           --         2.5          2.7           --         2.6
                                                        =========    =========   =========    =========    =========   =========

Note: (a) Amounts in the supplemental columns are to reflect MidAmerican Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                      EXHIBIT 12

                            MIDAMERICAN FUNDING, LLC
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                                 (In Thousands)
                                   (Unaudited)

                                                                  MIDAMERICAN FUNDING               MHC INC. (PREDECESSOR)
                                                        ----------------------------------    ----------------------------------
                                                                    MARCH 12, 1999 -                  JANUARY 1, 1999 -
                                                                  DECEMBER 31, 1999                    MARCH 11, 1999
                                                        ----------------------------------    ----------------------------------
                                                                       Supplemental (a)                     Supplemental (a)
                                                                     ---------------------                ----------------------
                                                                      Adjust-       As                      Adjust-       As
                                                                       ment      Adjusted                    ment      Adjusted
                                                                     ---------   ---------                 ---------   ---------
Income from continuing operations ...................   $ 124,077    $      --   $ 124,077    $  16,789    $      --   $  16,789
Pre-tax (gain) loss of less than 50% owned persons ..         (75)          --         (75)        (343)          --        (343)
                                                        ---------    ---------   ---------    ---------    ---------   ---------
                                                          124,002           --     124,002       16,446           --      16,446
                                                        ---------    ---------   ---------    ---------    ---------   ---------
Add (Deduct):
Total income taxes ..................................      96,045           --      96,045       21,377           --      21,377
Interest on long-term debt ..........................      93,533        1,807      95,340       14,814          702      15,516
Other interest charges ..............................       7,536           --       7,536        3,145           --       3,145
Preferred stock dividends of subsidiary .............       3,576           --       3,576          836           --         836
Preferred stock dividends of subsidiary trust .......       5,985           --       5,985        1,995           --       1,995
Interest on leases ..................................         138           --         138           38           --          38
                                                        ---------    ---------   ---------    ---------    ---------   ---------
                                                          206,813        1,807     208,620       42,205          702      42,907
                                                        ---------    ---------   ---------    ---------    ---------   ---------

    EARNINGS AVAILABLE FOR FIXED CHARGES ............     330,815        1,807     332,622       58,651          702      59,353
                                                        ---------    ---------   ---------    ---------    ---------   ---------
Fixed Charges:
Interest on long-term debt ..........................      93,533        1,807      95,340       14,814          702      15,516
Other interest charges ..............................       7,536           --       7,536        3,145           --       3,145
Preferred stock dividends of subsidiary trust .......       5,985           --       5,985        1,995           --       1,995
Interest on leases ..................................         138           --         138           38           --          38
                                                        ---------    ---------   ---------    ---------    ---------   ---------
   Subtotal .........................................     107,192        1,807     108,999       19,992          702      20,694
                                                        ---------    ---------   ---------    ---------    ---------   ---------

Preferred stock dividends of subsidiary .............       3,576           --       3,576          836           --         836
Ratio of net income before income taxes to net income      1.7524           --      1.7524       2.2129           --      2.2129
                                                        ---------    ---------   ---------    ---------    ---------   ---------
Preferred stock dividend requirements
    before income taxes .............................       6,267           --       6,267        1,850           --       1,850
                                                        ---------    ---------   ---------    ---------    ---------   ---------
   FIXED CHARGES ....................................   $ 113,459    $   1,807   $ 115,266    $  21,842    $     702   $  22,544
                                                        ---------    ---------   ---------    ---------    ---------   ---------

RATIO OF EARNINGS TO FIXED CHARGES ..................         2.9           --         2.9          2.7           --         2.6
                                                        =========    =========   =========    =========    =========   =========

Note: (a) Amounts in the supplemental columns are to reflect MidAmerican Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                      EXHIBIT 12

                            MIDAMERICAN FUNDING, LLC
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                                 (In Thousands)
                                   (Unaudited)

                                                                                 MHC INC. (PREDECESSOR)
                                                        ------------------------------------------------------------------------
                                                               TWELVE MONTHS ENDED                   TWELVE MONTHS ENDED
                                                                DECEMBER 31, 1998                      DECEMBER 31, 1997
                                                        ----------------------------------    ----------------------------------
                                                                        Supplemental (a)                      Supplemental (a)
                                                                     ---------------------                 ---------------------
                                                                      Adjust-       As                      Adjust-        As
                                                                       ment      Adjusted                    ment       Adjusted
                                                                     ---------   ---------                 ---------   ---------
Income from continuing operations ...................   $ 127,154    $      --   $ 127,154    $ 139,332    $      --   $ 139,332
Pre-tax (gain) loss of less than 50% owned persons ..        (720)          --        (720)       2,234           --       2,234
                                                        ---------    ---------   ---------    ---------    ---------   ---------
                                                          126,434           --     126,434      141,566           --     141,566
                                                        ---------    ---------   ---------    ---------    ---------   ---------

Add (Deduct):
Total income taxes ..................................      76,926           --      76,926       68,390           --      68,390
Interest on long-term debt ..........................      80,908        2,931      83,839       89,898        3,760      93,658
Other interest charges ..............................      12,682           --      12,682       10,034           --      10,034
Preferred stock dividends of subsidiary .............       4,952           --       4,952        6,488           --       6,488
Preferred stock dividends of subsidiary trust .......       7,980           --       7,980        7,980           --       7,980
Interest on leases ..................................         212           --         212          268           --         268
                                                        ---------    ---------   ---------    ---------    ---------   ---------
                                                          183,660        2,931     186,591      183,058        3,760     186,818
                                                        ---------    ---------   ---------    ---------    ---------   ---------

    EARNINGS AVAILABLE FOR FIXED CHARGES ............     310,094        2,931     313,025      324,624        3,760     328,384
                                                        ---------    ---------   ---------    ---------    ---------   ---------

Fixed Charges:
Interest on long-term debt ..........................      80,908        2,931      83,839       89,898        3,760      93,658
Other interest charges ..............................      12,682           --      12,682       10,034           --      10,034
Preferred stock dividends of subsidiary trust .......       7,980           --       7,980        7,980           --       7,980
Interest on leases ..................................         212           --         212          268           --         268
                                                        ---------    ---------   ---------    ---------    ---------   ---------
   Subtotal .........................................     101,782        2,931     104,713      108,180        3,760     111,940
                                                        ---------    ---------   ---------    ---------    ---------   ---------

Preferred stock dividends of subsidiary .............       4,952           --       4,952        6,488           --       6,488
Ratio of net income before income taxes to net income      1.5823           --      1.5823       1.4690           --      1.4690
                                                        ---------    ---------   ---------    ---------    ---------   ---------
Preferred stock dividend requirements
    before income taxes .............................       7,836           --       7,836        9,531           --       9,531
                                                        ---------    ---------   ---------    ---------    ---------   ---------
   FIXED CHARGES ....................................   $ 109,618    $   2,931   $ 112,549    $ 117,711    $   3,760   $ 121,471
                                                        ---------    ---------   ---------    ---------    ---------   ---------

RATIO OF EARNINGS TO FIXED CHARGES ..................         2.8           --         2.8          2.8           --         2.7
                                                        =========    =========   =========    =========    =========   =========

Note: (a) Amounts in the supplemental columns are to reflect MidAmerican Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.